Exhibit 99.1

Unaudited Pro Forma Financial Information of Eagle Rock Energy Partners, L.P.

The unaudited pro forma condensed consolidated financial statements are presented for Eagle Rock Energy Partners, L.P. (the “Partnership”).  The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007 should be read in conjunction with the December 31, 2009, 2008 and 2007 audited historical financial statements of the Partnership, including the related notes, filed with the Securities and Exchange Commission (“SEC”) on Form 10-K on March 9, 2010, March 13, 2009, and April 1, 2008 respectively,  as well as the unaudited consolidated financial statement as of March 31, 2010 and 2009 of the Partnership, including the related notes, filed with the SEC on May 7, 2010 and May 8, 2009, respectively.

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 is presented to illustrate the estimated effects of the sale of the Partnership’s fee mineral and royalty interests business, as well as its equity investment in Ivory Working Interests, L.P. (collectively, the “Minerals Business”) to BSAP II GP L.L.C. (“Black Stone Minerals”), a subsidiary of Black Stone Minerals Company, L.P., pursuant to a Purchase and Sale Agreement, dated December 21, 2009 and amended on January 12, 2010, by and among the Partnership’s wholly-owned subsidiaries Eagle Rock Pipeline GP, LLC and EROC Production LLC and Black Stone Minerals, as if the transaction had occurred on March 31, 2010.  The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007 are presented to illustrate the estimated effects of the Minerals Business sale as if the transaction had occurred on May 1, 2007, due to the Partnership acquiring the Minerals Business on April 30, 2007.  The pro forma adjustments and assumptions are described in Note 2 in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed financial statements are based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only.  They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of future consolidated results.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2010

(In thousands, except per unit amounts)

	March 31, 2010	Adjustments for Minerals Business Sale		Pro Forma March 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$149	$174,500	(a)	$149
		(925)	(a)	—
		(500)	(a)	—
		(1,022)	(h)	—
		(172,053)	(c)	—
Accounts receivable	88,935	(3,859)	(b)	85,076
Risk management assets	6,349	(596)	(a)	5,753
Prepayments and other current assets	3,513	—		3,513
Total current assets	98,946	(4,455)		94,491
PROPERTY, PLANT AND EQUIPMENT —Net	1,260,745	(118,739)	(b)	1,142,006
INTANGIBLE ASSETS —Net	127,157	—		127,157
DEFERRED TAX ASSET	2,159	—		2,159
RISK MANAGEMENT ASSETS	7,566	(590)	(a)	6,976
OTHER ASSETS	22,648	(12,025)	(b)	10,623
TOTAL	$1,519,221	$(135,809)		$1,383,412

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$78,089	$(32)	(b)	$78,057
Due to affiliate	12,883	—		12,883
Accrued liabilities	8,046	—		8,046
Income taxes payable	2,412	—		2,412
Risk management liabilities	51,940	(2,111)	(a)	49,829
Total current liabilities	153,370	(2,143)		151,227
LONG-TERM DEBT	737,383	(172,053)	(c)	565,330
ASSET RETIREMENT OBLIGATIONS	20,126	—		20,126
DEFERRED TAX LIABILITY	41,192	—		41,192
RISK MANAGEMENT LIABILITIES	31,795	—		31,795
OTHER LONG-TERM LIABILITIES	575	—		575
COMMITMENTS AND CONTINGENCIES
MEMBERS’ EQUITY:
Common unitholders	487,039	38,887	(d)	525,426
		(500)	(a)
Subordinated unitholders	53,640	—		53,640
General partner unitholders	(5,899)	—		(5,899)
Total members’ equity	534,780	38,387		573,167
TOTAL	$1,519,221	$(135,809)		$1,383,412

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE THREE MONTHS ENDED MARCH 31, 2010

(In thousands, except per unit amounts)

	Three Months Ended March 31, 2010	Adjustments for Minerals Business Sale		Pro Forma Three Months Ended March 31, 2010
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$199,296	$—		$199,296
Gathering, compression, processing and treating services	12,833	—		12,833
Minerals and royalty income	5,649	(5,649)	(e)	—
Commodity risk management gains	10,795	(397)	(e)	10,398
Other revenue	36	—		36
Total revenue	228,609	(6,046)		222,563
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	144,278	—		144,278
Operations and maintenance	19,235	—		19,235
Taxes other than income	3,999	(462)	(e)	3,537
General and administrative	13,088	(29)	(e)	13,059
Depreciation, depletion, and amortization	29,435	(1,409)	(e)	28,026
Total costs and expenses	210,035	(1,900)		208,135
OPERATING INCOME	18,574	(4,146)		14,428
OTHER INCOME (EXPENSE):
Interest income	2	—	(e)	2
Other income	268	(169)	(e)	99
Interest expense	(4,145)	762	(b)	(3,383)
Interest rate risk management losses	(9,712)	—		(9,712)
Other expense	(269)	—		(269)
Total other expense	(13,856)	593		(13,263)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	4,718	(3,553)		1,165
INCOME TAX PROVISION	765	—		765
INCOME FROM CONTINUING OPERATIONS	$3,953	$(3,553)		$400

NET INCOME (LOSS) PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted income (loss) from continuing operations per unit:
Common units (1)	$0.06			$0.01
Subordinated units	$0.03			$(0.01)
General partner units	$0.06			$0.01
Basic weighted average units outstanding:
Common units	54,203			54,203
Subordinated units	20,691			20,691
General partner units	845			845
Diluted weighted average units outstanding:
Common units	54,420			54,420
Subordinated units	20,691			20,691
General partner units	845			845

(1)          Due to the fact that the Partnership has determined that it is more dilutive to apply the two-class method versus the treasury stock method, nonvested shares that vest solely on the basis of a service condition are included in the denominator of the computation of the diluted earnings per unit calculation which is equal to basic weighted average shares outstanding.

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2009

(In thousands, except per unit amounts)

	Three Months Ended March 31, 2009	Adjustments for Minerals Business Sale		Pro Forma Three Months Ended March 31, 2009
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$158,490	$—		$158,490
Gathering, compression, processing and treating services	11,667	—		11,667
Minerals and royalty income	3,239	(3,239)	(e)	—
Commodity risk management gains	26,256	454	(e)	26,710
Other revenue	42	—		42
Total revenue	199,694	(2,785)		196,909
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	133,217	—		133,217
Operations and maintenance	18,641	—		18,641
Taxes other than income	2,978	(471)	(e)	2,507
General and administrative	12,538	(25)	(e)	12,513
Impairment of property and plants	242	—	(e)	242
Depreciation, depletion, and amortization	30,063	(1,675)	(e)	28,388
Total costs and expenses	197,679	(2,171)		195,508
OPERATING INCOME	2,015	(614)		1,401
OTHER INCOME (EXPENSE):
Interest income	32	(1)	(e)	31
Other income	560	(476)	(e)	84
Interest expense	(7,539)	1,319	(b)	(6,220)
Interest rate risk management losses	(383)	—		(383)
Other expense	(267)	—		(267)
Total other expense	(7,597)	842		(6,755)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(5,582)	228		(5,354)
INCOME TAX BENEFIT	(2,730)	—		(2,730)
LOSS FROM CONTINUING OPERATIONS	$(2,852)	$228		$(2,624)

NET LOSS PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted loss from continuing operations per unit:
Common units	$(0.03)			$(0.03)
Subordinated units	$(0.06)			$(0.05)
General partner units	$(0.03)			$(0.03)
Basic weighted average units outstanding:
Common units	53,044			53,044
Subordinated units	20,691			20,691
General partner units	845			845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2009

(In thousands, except per unit amounts)

	Year Ended December 31, 2009	Adjustments for Minerals Business Sale		Pro Forma December 31, 2009
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$653,712	$—		$653,712
Gathering, compression, processing and treating services	45,476	—		45,476
Minerals and royalty income	15,708	(15,708)	(e)	—
Commodity risk management losses	(106,290)	2,284	(e)	(104,006)
Other revenue	1,858	—		1,858
Total revenue	610,464	(13,424)		597,040
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	488,230	—		488,230
Operations and maintenance	73,196	—		73,196
Taxes other than income	12,047	(1,281)	(e)	10,766
General and administrative	46,188	(113)	(e)	46,075
Other operating income	(3,552)	—		(3,552)
Impairment of property and plants	22,062	(274)	(e)	21,788
Depreciation, depletion, and amortization	116,262	(5,992)	(e)	110,270
Total costs and expenses	754,433	(7,660)		746,773
OPERATING LOSS	(143,969)	(5,764)		(149,733)
OTHER INCOME (EXPENSE):
Interest income	188	(2)	(e)	186
Other income	2,328	(1,394)	(e)	934
Interest expense	(21,591)	3,627	(b)	(17,964)
Interest rate risk management losses	(6,347)	—		(6,347)
Other expense	(1,070)	—		(1,070)
Total other expense	(26,492)	2,231		(24,261)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(170,461)	(3,533)		(173,994)
INCOME TAX PROVISION	1,087	(3)	(e)	1,084
LOSS FROM CONTINUING OPERATIONS	$(171,548)	$(3,530)		$(175,078)

NET LOSS PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted loss from continuing operations per unit:
Common units	$(2.26)			$(2.31)
Subordinated units	$(2.36)			$(2.41)
General partner units	$(2.26)			$(2.31)
Basic weighted average units outstanding:
Common units	53,496			53,496
Subordinated units	20,691			20,691
General partner units	845			845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2008

(In thousands, except per unit amounts)

	Year Ended December 31, 2008	Adjustments for Minerals Business Sale		Pro Forma December 31, 2008
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$1,233,919	$—		$1,233,919
Gathering, compression, processing and treating services	38,871	—		38,871
Minerals and royalty income	42,994	(42,994)	(e)	—
Commodity risk management gains	161,765	(3,454)	(e)	158,311
Other revenue	716	—		716
Total revenue	1,478,265	(46,448)		1,431,817
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	891,433	—		891,433
Operations and maintenance	73,620	—		73,620
Taxes other than income	19,936	(1,672)	(e)	18,264
General and administrative	45,701	(119)	(e)	45,582
Other operating expenses	10,699	—		10,699
Impairment of property and plants	143,857	(1,448)	(e)	142,409
Goodwill impairment	30,994	—		30,994
Depreciation, depletion, and amortization	116,754	(7,499)	(e)	109,255
Total costs and expenses	1,332,994	(10,738)		1,322,256
OPERATING INCOME	145,271	(35,710)		109,561
OTHER INCOME (EXPENSE):
Interest income	793	(23)	(e)	770
Other income	5,328	(4,011)	(e)	1,317
Interest expense	(32,884)	7,460	(g)	(25,424)
Interest rate risk management losses	(32,931)	—		(32,931)
Other expense	(955)	—		(955)
Total other expense	(60,649)	3,426		(57,223)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	84,622	(32,284)		52,338
INCOME TAX BENEFIT	(1,134)	(4)	(e)	(1,138)
INCOME FROM CONTINUING OPERATIONS	$85,756	$(32,280)		$53,476

NET INCOME PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted income from continuing operations per unit:
Common units (1)	$1.16			$0.72
Subordinated units	$1.16			$0.72
General partner units	$1.16			$0.72
Basic weighted average units outstanding:
Common units	51,534			51,534
Subordinated units	20,691			20,691
General partner units	845			845
Diluted weighted average units outstanding:
Common units	51,699			51,699
Subordinated units	20,691			20,691
General partner units	845			845

(1)          Due to the fact that the Partnership has determined that it is more dilutive to apply the two-class method versus the treasury stock method, nonvested shares that vest solely on the basis of a service condition are included in the denominator of the computation of the diluted earnings per unit calculation which is equal to basic weighted average shares outstanding.

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2007

(In thousands, except per unit amounts)

	Year Ended December 31, 2007	Adjustments for Minerals Business Sale		Pro Forma December 31, 2007
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$733,326	$—		$733,326
Gathering, compression, processing and treating services	27,417	—		27,417
Minerals and royalty income	15,004	(15,004)	(f)	—
Commodity risk management losses	(133,834)	2,135	(f)	(131,699)
Other revenue	110	—		110
Total revenue	642,023	(12,869)		629,154
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	553,248	—		553,248
Operations and maintenance	52,793	—		52,793
Taxes other than income	8,340	(768)	(f)	7,572
General and administrative	27,799	(59)	(f)	27,740
Other operating expenses	2,847	—		2,847
Impairment of property and plants	5,749	(5,412)	(f)	337
Depreciation, depletion, and amortization	80,559	(8,026)	(f)	72,533
Total costs and expenses	731,335	(14,265)		717,070
OPERATING LOSS	(89,312)	1,396		(87,916)
OTHER INCOME (EXPENSE):
Interest income	1,160	(18)	(f)	1,142
Other income	696	(478)	(f)	218
Interest expense	(38,936)	8,003	(g)	(30,933)
Interest rate risk management losses	(11,988)	—		(11,988)
Other expense	(8,226)	—		(8,226)
Total other expense	(57,294)	7,507		(49,787)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(146,606)	8,903		(137,703)
INCOME TAX PROVISION	158	(4)	(f)	154
LOSS FROM CONTINUING OPERATIONS	$(146,764)	$8,907		$(137,857)

NET LOSS PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted loss from continuing operations per unit:
Common units	$(2.15)			$(1.99)
Subordinated units	$(3.15)			$(2.99)
General partner units	$(3.15)			$(2.99)
Basic weighted average units outstanding:
Common units	37,008			37,008
Subordinated units	20,691			20,691
General partner units	845			845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. Basis of Presentation

The historical information is derived from the historical financial statements of Eagle Rock Energy Partners, L.P.  The unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 is presented to illustrate the estimated effects of the Minerals Business sale as if the transaction had occurred on March 31, 2010.  The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007 are presented to illustrate the estimated effects of the Minerals Business sale as if the transaction had occurred on May 1, 2007, due to Eagle Rock Energy Partners, L.P. acquiring the Minerals Business on April 30, 2007.  The transaction affecting the unaudited pro forma condensed consolidated financial statements is the Minerals Business sale, which includes Eagle Rock Energy Partners, L.P.’s historical Minerals Business segment and a portion of its Corporate segment relating to the interest in the Ivory Working Interests, L.P., commodity risk management gains and losses attributable to the Minerals Business’ production and general and administrative expenses solely attributable to the Minerals Business.

NOTE 2. Pro Forma Adjustments and Assumptions

(a)   Reflects the sale of the Minerals Business to Black Stone Minerals for $174.5 million less estimated expenses of approximately $0.5 million and derivative transactions costs of approximately $0.9 million.

(b)   Reflects the assets to be acquired and liabilities to be assumed by Black Stone Minerals as a result of acquiring the Minerals Business.

(c)   Net proceeds from the Minerals Business sale are used to repay outstanding debt under the revolving credit facility which bears interest primarily based on a LIBOR rate plus the applicable margin.

(d)   Reflects the gain on the Minerals Business sale.

(e)   Reflects the operations for the Minerals Business sold in the above transaction for the periods presented.

(f)   Reflects the operations for the Minerals Business sold in the above transaction for the period from May 1, 2007 through December 31, 2007.

(g)   Reflects reduction in interest expense from the net repayment of outstanding borrowings under the revolving credit facility as a result of the Minerals Business sale.  Interest savings are based on Eagle Rock Energy Partners, L.P.’s weighted average annualized borrowing cost of 1.8%, 3.0%, 2.1%, 4.3% and 4.6% in the three months ended March 31, 2010 and 2009 and the years ended December 31, 2009, 2008 and 2007, respectively.

(h)   Reflects the amount due to Black Stone Minerals attributable to the net revenues received by the Partnership from the Minerals Business after the effective date of the Minerals Business sale of January 1, 2010 through March 31, 2010.